UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K/A

CURRENT REPORT
Pursuant To Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  August 9, 2010

FINDEX.COM, INC.

(Exact name of registrant as specified in its charter)

Nevada	000-29963	88-0378462
(State or other jurisdiction	(Commission	(IRS Employer
of incorporation)	File Number)	Identification No.)

620 North 129th Street, Omaha, Nebraska	68154
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:	(402) 333-1900

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets.

Item 3.02 Unregistered Sales of Equity Securities.

On August 9, 2010, and pursuant to our bylaws, our board of directors authorized the issuance of the following restricted share compensation awards:

Date of Sale	Class of Security Sold	Purchaser Category	Number of Shares Sold	Purchase Price (1)
8/9/2010	Common Stock	Outside Directors (2)	3,571,428	$7,500

8/9/2010	Common Stock	Outside Directors (3)	350,000	$735

8/9/2010	Common Stock	Executive Officers (4)	1,400,000	$2,940

8/9/2010	Common Stock	Employees (4)	155,000	$326

8/9/2010	Common Stock	Consultant (5)	2,300,000	$4,830

(1) Calculated on the basis of the quoted public trading price of the security according to www.nasdaq.com at the market close on the date of sale.

(2) Shares were issued as compensation awards in lieu of cash for services rendered from January 1, 2009 through June 30, 2010.  These services were previously valued at $90,000; however, the board of directors agreed that the difference between the value of the restricted shares of common stock and their services, which totals $82,500, would be recorded as contributed capital.

(3) Shares were issued as compensation for past services rendered in connection with service on the board of directors.

(4) Shares were issued as compensation for services rendered in connection with their employment.

(5) Shares were issued as compensation for services rendered in connection with their time as a consultant to the Company. Consultant is also a non-independent member of the board of directors.

For these unregistered sales, we relied on the private offering exemption of Section 4(2) of the Securities Act and/or the private offering safe harbor provision of Rule 506 of Regulation D promulgated thereunder based on the following factors: (i) the number of offerees or purchasers, as applicable, (ii) the absence of general solicitation, (iii) representations obtained from the acquirors relative to their accreditation and/or sophistication (or from offeree or purchaser representatives, as applicable) and/or their relationship to the company (directors and officers), (iv) the provision of appropriate disclosure, and (v) the placement of restrictive legends on the certificates reflecting the securities coupled with investment representations obtained from the acquirors.

Section 5 – Corporate Governance and Management.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

On August 9, 2010, and pursuant to our bylaws, our board of directors authorized the issuance of the following restricted share compensation awards to our executive officers:

Date of Sale	Class of Security Sold	Purchaser Category	Number of Shares Sold	Purchase Price (1)
8/9/2010	Common Stock	Steven Malone (2)	250,000	$525

8/9/2010	Common Stock	Kirk R. Rowland (3)	150,000	$315

8/9/2010	Common Stock	William Terrill (2)	1,000,000	$2,100

(1) Calculated on the basis of the quoted public trading price of the security according to www.nasdaq.com at the market close on the date of sale.

(2) Shares were issued as compensation for services rendered in connection with employment.

(3) Although Kirk R. Rowland resigned as our Chief Financial Officer in July 2010, these shares were issued as compensation for services rendered in connection with his past employment.

Section 8 – Other Events.

Item 8.01 Other Events.

On August 9, 2010, and pursuant to our bylaws, our board of directors authorized the cancellation of the following derivative securities:

Title of Derivative Security	Class of Security	Purchaser Category	Number of Shares	Exercise Price of Derivative Security	Expiration Date
Stock Options	Common Stock	Outside Directors	350,000	$0.110	08/20/2011

Stock Options	Common Stock	Executive Officers	400,000	$0.110	07/17/2011

Stock Options	Common Stock	Executive Officers	500,000	$0.050	06/06/2012

Stock Options	Common Stock	Executive Officers	500,000	$0.050	06/05/2013

Stock Options	Common Stock	Employees	155,000	$0.110	07/17/2011

Stock Warrants	Common Stock	Consultant	1,300,000	$0.032	09/13/2010

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FINDEX.COM, INC.

September 16, 2010	By:	/s/ Steven Malone
Steven Malone
President & Chief Executive Officer